Current And Future Changes In Accounting Policies (Policies)	3 Months Ended
Jan. 31, 2021
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IBOR Reform and its Effects on Financial Reporting

IBOR Reform and its Effects on Financial Reporting

Various interest rates and other indices that are deemed to be “benchmarks”, including interbank offered rate (IBOR) benchmarks, have been, and continue to be, the subject of international regulatory guidance and proposals for reform. Following the announcement by the U.K. Financial Conduct Authority (FCA) in July 2017 that it would no longer compel banks to submit London Interbank Offered Rates (LIBORs) after December 2021, efforts to transition away from IBORs to alternative reference rates (ARRs) have been continuing in various jurisdictions. These developments, and the related uncertainty over the potential variance in the timing and manner of implementation in each jurisdiction, introduce risks that may have adverse consequences on the Bank, its clients, and the financial services industry. Other transition risks may arise because the new ARRs, unlike LIBOR, are overnight near risk-free rates which could result in different financial performance for legacy transactions, require different hedging strategies, or affect the Bank’s capital and liquidity planning and management. Additionally, any adverse impacts on the value of and return on existing instruments and contracts for the Bank’s clients may present an increased risk of litigation, regulatory intervention, and possible reputational damage.

To manage the transition to ARRs, the Bank has established an enterprise-wide, cross functional initiative with Board oversight and dedicated work streams to evaluate and address the key areas of impact on the Bank’s products, services, systems, documents, processes, models, funding and liquidity planning, risk management frameworks, and financial reporting with the intention of managing the impact through appropriate mitigating actions. The Bank is also actively participating in industry associations and incorporating best practice guidance from these working groups as well as regulatory bodies into the transition plan, such as incorporating appropriate fallback language in contracts, making available new products referencing ARRs, ceasing the issuance of IBOR based financial instruments, and preparing for overall operational readiness. The Bank’s registered swap dealer adhered to the ISDA IBOR Fallbacks Protocol on October 20, 2020, and four additional Bank entities adhered in January 2021, which will help support the transition of legacy derivative contracts.

The Bank is progressing on its transition plan and incorporating market developments as they arise. As noted above, LIBORs are expected to cease after
December 31, 2021. The Bank continues to monitor recent industry consultations initiated by ICE Benchmark Administration (IBA), the administrator of LIBOR, regarding the process and timing for the orderly wind-down of LIBOR, including the potential continuance of certain tenors of US LIBOR until June 30, 2023. The Bank has participated in the recently concluded IBA consultation, and continues to participate in other related market consultations to help support an orderly transition.

As a result of the decision taken by international regulators to transition from IBORs to ARRs, the IASB undertook standard setting activities related to the accounting issues of IBOR reform in two phases. On September 26, 2019, the IASB issued Interest Rate Benchmark Reform, Amendments to IFRS 9, IAS 39 and IFRS 7 (Interest Rate Benchmark Reform Phase 1), for which the Bank adopted the applicable amendments in the fourth quarter of 2019. Refer to Notes 2 and 11 of the Bank’s 2020 Annual Consolidated Financial Statements for further details. On August 27, 2020, the IASB issued Interest Rate Benchmark Reform – Phase 2, Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 (Interest Rate Benchmark Reform Phase 2). The amendments are effective for annual periods beginning on or after January 1, 2021, with early adoption permitted. The Bank adopted these amendments on November 1, 2020 and no transition adjustment was required.

Interest Rate Benchmark Reform Phase 2 addresses issues affecting financial reporting when changes are made to contractual cash flows of financial instruments or hedging relationships as a result of IBOR reform. The amendments permit modification to financial assets, financial liabilities and lessee lease liabilities required as a direct consequence of IBOR reform made on an economically equivalent basis to be accounted for by updating the effective interest rate (EIR) prospectively. If the modification does not meet the practical expedient requirements, existing IFRS requirements are applied. Reliefs are also provided for an entity’s hedge accounting relationships in circumstances where changes to hedged items and hedging instruments arise as a result of IBOR reform. The amendments enable entities to amend the formal designation and documentation of a hedging relationship to reflect these changes without discontinuing the hedging relationship or designating a new hedging relationship. Permitted changes include redefining the hedged risk to reference an ARR (contractually or non-contractually specified), amending the description of the hedged item and hedging instrument to reflect the ARR, and amending the description of how the entity will assess hedge effectiveness. Hedging relationships within the scope of Interest Rate Benchmark Reform Phase 2 are the same as those within the scope of Interest Rate Benchmark Reform Phase 1. Interest Rate Benchmark Reform Phase 2 also amended IFRS 7, introducing expanded qualitative and quantitative disclosures about the risks arising from IBOR reform, how an entity is managing those risks, its progress in completing the transition to ARRs, and how it is managing the transition.

The following table discloses the Bank’s exposures to significant interest rate benchmarks subject to IBOR reform that have yet to transition to an ARR and will be maturing after December 31, 2021, as well as exposures to interest rate benchmarks subject to IBOR reform that are not required to transition to an ARR. Given that the IBA has not issued an announcement on the outcome of the consultations, the quantitative disclosures presented below reflect a cessation date of December 31, 2021 for all currencies and tenors of LIBOR.

Exposures to Interest Rate Benchmarks Subject to IBOR Reform[1,2,3]

(millions of Canadian dollars)					As at January 31, 2021
	Non-derivative financial assets[4]	Non-derivative financial liabilities	Derivatives			Off-balance sheet commitments[5]
	Carrying amount	Carrying amount	Notional	Positive fair value	Negative fair value	Contractual amount
US LIBOR	$128,762	$2,273	$3,336,792	$3,856	$6,119	$106,341
GBP LIBOR	864	875	305,129	316	342	1,307
Other IBORs[6]	563	99	248,021	457	647	–
	130,189	3,247	3,889,942	4,629	7,108	107,648
Cross-currency swaps
US LIBOR / other rates[7]	n/a	n/a	482,940	8,461	9,677	n/a
US LIBOR / GBP LIBOR	n/a	n/a	119,468	1,334	1,062	n/a
US LIBOR / JPY LIBOR	n/a	n/a	30,237	162	165	n/a
Other IBORs[6]	n/a	n/a	37,128	898	928	n/a
	n/a	n/a	669,773	10,855	11,832	n/a
Total	$130,189	$3,247	$4,559,715	$15,484	$18,940	$107,648

[1]

US LIBOR transitioning to SOFR (Secured Overnight Financing Rate), GBP LIBOR transitioning to SONIA (Sterling Overnight Index Average), and JPY LIBOR transitioning to TONAR (Tokyo Overnight Average Rate).

[2]

EURIBOR (Euro Interbank Offered Rate) is excluded from the table as it underwent a methodology change in 2019 and will continue as an interest rate benchmark. As at January 31, 2021, the notional amount of derivatives indexed to EURIBOR was $1,437 billion, and the carrying amounts of non-derivative financial assets and non-derivative financial liabilities indexed to EURIBOR were $678 million and $46 million, respectively.

[3]

Certain non-derivative financial instruments indexed to US LIBOR have no specific maturity and are therefore excluded from the table. As at January 31, 2021, the carrying amounts of non-derivative financial assets and non-derivative financial liabilities indexed to US LIBOR with no specific maturity were $2 billion and $1 billion, respectively.

[4]

Loans reported under non-derivative financial assets represent the drawn amounts and excludes allowance for loan losses. As at January 31, 2021, the carrying amount of non-derivative financial assets indexed to US LIBOR was $129 billion, of which $79 billion relates to Loans, $41 billion relates to Debt securities at amortized cost, and $8 billion relates to Financial assets at fair value through other comprehensive income.

[5]

Many of the Bank’s corporate loan facilities permit the borrower to select the benchmark interest rate upon drawing on the facility. Based on the Bank’s historical experience, the benchmark interest rate selected by the borrower is often the same as the facility currency and therefore the Bank has assumed that the benchmark interest rate for its undrawn credit and liquidity commitments is the same as the facility currency for the purpose of this disclosure.

[6]

“Other IBORs” include the following interest rate benchmarks that are subject to IBOR reform: EUR LIBOR, CHF LIBOR, JPY LIBOR, EUR EONIA (Euro Overnight Index Average), NOK NIBOR (Norwegian Interbank Offered Rate), SGD SOR (Singapore Dollar Swap Offer Rate), HKD HIBOR (Hong Kong Interbank Offered Rate), ZAR JIBAR (Johannesburg Interbank Average Rate), SEK STIBOR (Stockholm Interbank Offered Rate), MXN TIIE (Interbank Equilibrium Interest Rate), and CDOR 6-month and 12-month tenors which will be discontinued on May 17, 2021.

[7]	“Other rates” refer to rates that are not subject to IBOR reform or have already been reformed.

Hedging Relationships

Hedging Relationships

Fair Value Hedges

The Bank’s fair value hedges principally consist of interest rate swaps that are used to protect against changes in the fair value of fixed-rate financial instruments due to movements in market interest rates.

Changes in the fair value of derivatives that are designated and qualify as fair value hedging instruments are recognized in Net interest income on the Interim Consolidated Statement of Income, along with changes in the fair value of the assets, liabilities, or group thereof that are attributable to the hedged risk. Any change in fair value relating to the ineffective portion of the hedging relationship is recognized immediately in non-interest income.

The cumulative adjustment to the carrying amount of the hedged item (the basis adjustment) is amortized to the Interim Consolidated Statement of Income in Net interest income based on a recalculated EIR over the remaining expected life of the hedged item, with amortization beginning no later than when the hedged item ceases to be adjusted for changes in its fair value attributable to the hedged risk. Where the hedged item has been derecognized, the basis adjustment is immediately released to Net interest income or Non-interest income, as applicable, on the Interim Consolidated Statement of Income.

On November 1, 2020, the Bank changed its accounting policy on a retrospective basis for the presentation of fair value changes on hedging instruments designated in certain fair value hedge accounting relationships, reclassifying the portion excluded from the hedge accounting designation to net interest income from non-interest income. With the reclassification, changes in the fair value of the hedged item and related hedging instrument (excluding hedge ineffectiveness) are presented in the same lines on the Interim Consolidated Statement of Income. For the comparative three months ended January 31, 2020, the Bank reclassified a loss of $132 million from Non-interest income to Net interest income on the Interim Consolidated Statement of Income to conform with the presentation adopted in the current period.

Business Combinations

Business Combinations

In October 2018, the IASB issued a narrow-scope amendment to IFRS 3, Business Combinations (IFRS 3). The amendments provide additional guidance on the definition of a business which determines whether an acquisition is of a business or a group of assets. An acquirer recognizes goodwill only when acquiring a business, not when acquiring a group of assets. The Bank adopted these amendments on November 1, 2020 prospectively and they did not have a significant impact on the Bank.

Revised Conceptual Framework for Financial Reporting

Revised Conceptual Framework for Financial Reporting

In March 2018, the IASB issued the revised Conceptual Framework for Financial Reporting (Revised Conceptual Framework), which provides a set of concepts to assist the IASB in developing standards and to help preparers consistently apply accounting policies where specific accounting standards do not exist. The framework is not an accounting standard and does not override the requirements that exist in other IFRS standards. The Revised Conceptual Framework describes that financial information must be relevant and faithfully represented to be useful, provides revised definitions and recognition criteria for assets and liabilities, and confirms that different measurement bases are useful and permitted. The Bank adopted the Revised Conceptual Framework prospectively on November 1, 2020 and it did not have a significant impact on the Bank.

Insurance Contracts

Insurance Contracts

The IASB issued IFRS 17, Insurance Contracts (IFRS 17) which replaces the guidance in IFRS 4, Insurance Contracts and establishes principles for recognition, measurement, presentation, and disclosure of insurance contracts. Insurance contracts are aggregated into groups which are measured at the risk adjusted present value of cash flows in fulfilling the contracts. Revenue is recognized as insurance contract services are provided over the coverage period. Losses are recognized immediately if the contract group is expected to be onerous.

The standard is effective for annual reporting periods beginning on or after January 1, 2023, which will be November 1, 2023 for the Bank. OSFI’s related Advisory precludes early adoption. The standard will be applied retrospectively with restatement of comparatives unless impracticable.

The adoption of IFRS 17 is a significant initiative for the Bank supported by a robust governance structure. The Executive Steering Committee includes representation from the Insurance business, Finance, Actuaries, Risk, Technology, and project management teams. Updates are also provided to the TD Insurance Board, Risk Committee, and Audit Committee. The Bank is currently assessing the financial statement impact of adopting IFRS 17 and preparing for solutions implementation for data migration and upgraded system implementations.